UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2007

 PEREGRINE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17085	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14282 Franklin Avenue, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On June 27, 2007, Peregrine Pharmaceuticals, Inc. (the “Company”) entered into a placement agent agreement (the “Placement Agent Agreement”) with Rodman & Renshaw, LLC, as exclusive placement agent (the “Placement Agent”) relating to the proposed offering of shares of the Company’s common stock to one or more investors. A copy of the Placement Agent Agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference.

In addition, on June 28, 2007, the Company and certain investors introduced to the Company by the Placement Agent together with certain existing investors in the Company entered into securities purchase agreements relating to the issuance and sale of up to an aggregate of approximately 30 million shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, (the “Common Stock”). The Shares of common stock will be purchased at the negotiated price of $0.75 per share for gross proceeds to the Company of $22,500,000. The form of securities purchase agreement in connection with the offering is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The closing of the sale is expected to occur on or before July 3, 2007, subject to satisfaction of customary closing conditions. The Company expects to receive net proceeds of $20.9 million after deducting placement agent fees and estimated costs associated with the offering.

The Shares were offered under the Company’s previously filed and effective Registration Statement on Form S-3 (Registration No. 333-139975). The Company previously filed on January 23, 2007 a base prospectus and will file a prospectus supplement relating to the issuance and sale of the Shares with the Securities and Exchange Commission.

Item 8.01.    Other Events.

On June 28, 2007, the Company issued a press release announcing the pricing of the offering described in Item 1.01 of this Current Report. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
No.	Description

1.1	Placement Agent Agreement, dated June 27, 2007.

4.1	Form of Securities Purchase Agreement.

99.1	Press Release, dated June 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: June 28, 2007	By:	/s/ Paul J. Lytle
Paul J. Lytle
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

1.1	Placement Agent Agreement, dated June 27, 2007.

4.1	Form of Securities Purchase Agreement.

99.1	Press Release, dated June 28, 2007.